Exhibit 10.14

AMENDMENT NUMBER SEVEN TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT

THIS AMENDMENT NUMBER SEVEN TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”), dated as of October 23, 2014 is entered into by and between FRESHPET, INC., a Delaware corporation (formerly known as Professor Connor’s, Inc.) (“Borrower”), and CITY NATIONAL BANK, a national banking association (“Lender”), and in light of the following:

W I T N E S S E T H

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of December 23, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that Lender (a) make certain amendments to the Loan Agreement and (b) consent to the below-defined Bridge Financing; and

WHEREAS, upon the terms and conditions set forth herein, Lender is willing to make certain amendments to the Loan Agreement and consent to the Bridge Financing.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

(b) “Bridge Financing” means such unsecured convertible financings to be issued from time to time in compliance with the Stockholders Agreement to one or more existing stockholders (or their Affiliates) of the Borrower in an aggregate amount not to exceed $3,000,000.

(c) “Convertible Notes” means any notes issued pursuant to the Bridge Financing, substantially in the form of Exhibit A hereto.

2. Amendment to Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Maximum Revolver Amount” in its entirety as follows:

“Maximum Revolver Amount” means, (a) during the period from and including the Restatement Effective Date up to (but not including) the Sixth Amendment Effective Date, $20,000,000, (b) during the period from and including the Sixth Amendment Effective Date up to and including October 30, 2014, $22,000,000, (c) during the period from and including October 31, 2014 up to and including April 30, 2015, $27,000,000, and (d) from and after May 1, 2015, $20,000,000.

3. Consent. Notwithstanding anything to the contrary in the Loan Agreement, subject to the satisfaction (or waiver in writing by Lender) of the conditions precedent set forth in Section 4 below, Lender hereby consents to the Bridge Financing generally including payment of any fees, original issue discount and expenses, which consent shall include among other things: (i) terms of the Bridge Financing, (ii) the execution and delivery of the Convertible Notes, (iii) the performance of Borrower of its obligations thereunder including any prepayment in accordance with its terms, (iv) that the Bridge Financing shall not be deemed to reduce the unsecured debt basket under Section 7.1(j) of the Loan Agreement, (v) that the Bridge Financing shall be deemed to be permitted under Section 7.13 of the Loan Agreement (transactions with affiliate covenant) and (vi) that any outstanding amount (including any principal and all accrued and unpaid interest thereon) under the Bridge Financing shall be deemed disregarded for the purposes of the Leverage Ratio (Section 7.18(a)(i) of the Loan Agreement) for any applicable period. For the avoidance of any doubt, for the purposes of the Bridge Financing, Borrower shall not be required to comply with Section 2.4(e)(iii) of the Loan Agreement.

4. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):

(a) Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower or Lender.

(d) No Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

(e) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Lender.

5. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action, and (ii) do not and will not (A) violate any material provision of federal, state or local law, rule or regulation, or any order, judgment, decree, writ, injunction or award of any arbitrator, court or governmental authority finding on it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (D) require any approval of Borrower’s interestholders or any approval or consent of any Person under any material contractual obligation of Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of a material contractual obligation, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(c) The execution, delivery and performance by Borrower of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority other than consents or approvals that have been obtained and that are still in force and effect.

(d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower or Lender.

(f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.

(g) The representations and warranties set forth in this Amendment, the Loan Agreement, as amended by this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality in the text thereof, in which case such representation and warranties shall be true in all respects) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date.)

(h) This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each decision.

(i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

6. Payment of Costs and Fees. Borrower shall pay to Lender all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, Borrower agrees to reimburse Lender on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Lender).

7. Choice of Law. This Amendment and the rights of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed in the State of California.

8. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10. Effect on Loan Documents.

(a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Loan Agreement expressly set forth herein, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of Lender in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

11. Entire Agreement. This Amendment, and terms and provisions hereof, the Loan Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

12. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

13. Release.

(a) Effective on the date hereof, each of Borrower and, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through such Person, hereby waives, releases, remises and forever discharges Lender, each of its Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom Lender would be liable if such persons or entities were found to be liable to Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower ever had from the beginning of the world, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every claim released hereunder, Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

(b) Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Person pursuant to the above release. Borrower further agrees that it shall not dispute the validity or enforceability of the Loan Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Lender’s Lien on any item of Collateral under the Loan Agreement or the other Loan Documents. If Borrower or any of its successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

14. Acknowledgments.

(a) Acknowledgment of Obligations. Each of Borrower and Lender hereby acknowledges, confirms and agrees that as of the close of business on October 22, 2014, Borrower was indebted to Lender for loans and other financial accommodations under the Loan Documents in the aggregate outstanding amount of principal and interest of in respect of the Advances, $22,177,023.74, (which amount is comprised of $22,000,000 of principal outstanding, and $177,023.74 of accrued and unpaid interest) plus out-of-pocket expenses incurred by Lender due and owing under the Loan Documents. All such Obligations owing by Borrower, in each case together with interest accrued and accruing thereon as provided in the Loan Documents, and all fees, costs, expenses and other charges now or hereafter payable by Borrower to Lender (with respect to any fees charged by Lender which are not in respect of out-of-pocket fees and expenses and which have accrued on or before the date hereof, to the extent that Lender has given notice to Borrower of the amount thereof), are unconditionally owing by Borrower to Lender, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever and shall be payable in accordance with the terms of the Loan Agreement and the other Loan Documents as amended hereby.

(b) Acknowledgement of Security Interests. Borrower hereby acknowledges, confirms and agrees that Lender has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Lender pursuant to the Loan Documents or otherwise granted to or held by Lender.

(c) No Disregard of Loan Documents. Borrower hereby acknowledges that the parties hereto have not entered into a mutual disregard of the terms and provisions of the Loan Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Loan Agreement or the Loan Documents, within the meaning of any applicable law of the State of California, or otherwise.

15. Reaffirmation of Obligations. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with any Loan Document to Lender as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

16. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

17. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

FRESHPET, INC.,
a Delaware corporation (formerly known as Professor Connor’s, Inc.) as Borrower

By:	/s/ Richard Kassar
Name:	Richard Kassar
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT]

CITY NATIONAL BANK,
a national banking association, as Lender

By:	/s/ Garen Papazyan
Name:	Garen Papazyan
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT]

EXHIBIT A

FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT. BEGINNING NO LATER THAN 10 DAYS AFTER THE DATE HEREOF, A HOLDER MAY, UPON REQUEST, OBTAIN FROM THE COMPANY ANY INFORMATION REQUIRED TO BE PROVIDED TO THE HOLDER PURSUANT TO TREASURY REGULATION SECTION 1.1275-3(B)(1)(I) BY CONTACTING ANY OFFICER OF THE COMPANY.

CONVERTIBLE PROMISSORY NOTE

$500,000	October 23, 2014

FOR VALUE RECEIVED, Freshpet, Inc., a Delaware corporation (the “Company”) hereby promises to pay to Charles A. Norris (the “Holder”) or its registered assigns, the principal sum of Five Hundred Thousand Dollars ($500,000), together with interest thereon calculated from the date hereof in accordance with the provisions of this note (“Note”).

This Note evidences the absolute and unconditional obligation of the Company.

Defined Terms. As used in this Note, the following terms shall have the following meanings:

“CNB Loan Agreement” means that certain Amended and Restated Loan and Security Agreement dated as of December 23, 2010 by and between the Company (f/k/a Professor Connors, Inc.) and City National Bank, a national banking association, as amended from time to time.

“Conversion Price” means $5.25 per Preferred Conversion Share.

“Maturity Date” means November 1, 2017.

“OWB Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of April 12, 2013 among the Company (f/k/a Professor Connors, Inc.), the several bank and other lenders from time to time parties thereto, and OneWest Bank, FSB, as amended from time to time.

“Preferred Conversion Shares” means Series C Preferred Stock (as defined in the Stockholders Agreement) in the Company, issuable upon conversion of the Convertible Indebtedness evidenced by this Note to Holder.

“Qualifying IPO Event” means the issuance by the Company of its common equity interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act resulting in gross proceeds of at least $100,000,000.

“Stockholders Agreement” means that certain Amended and Restated Stockholders Agreement dated as of December 23, 2010, by and among (i) the Company (f/k/a Professor Connor’s, Inc.), (ii) MidOcean Partners III, L.P., a limited partnership organized under the Exempted Limited Partnership Law (2003 Revision) of the Cayman Islands, MidOcean Partners III-A, L.P., a limited partnership organized under the Exempted Limited Partnership Law (2003 Revision) of the Cayman Islands and MidOcean Partners III-D, L.P., Delaware limited partnership, (iii) Freshpet Investors, LLC, a Delaware limited liability company, (iv) each of the other Persons listed on Exhibit A thereto.

Scheduled Payments.

Principal. The entire unpaid principal balance of this Note (together with all accrued and unpaid interest thereon) shall become due and payable in full on the earlier of the Maturity Date and the Qualifying IPO Event, subject to any prepayments required or permitted pursuant to Section 2(c).

Interest. Interest on the outstanding principal amount of this Note shall accrue daily, beginning on, and including, December 7, 2014 through the earlier of the Maturity Date or the Qualifying IPO Event, at rate per annum equal to fifteen percent (15%), compounded annually and added to the principal amount of this Note at the end of each year and shall be based on the actual number of days elapsed in a three hundred sixty-five (365)-day year. The Company shall pay to the Holder all accrued interest on the earlier of the Maturity Date or Qualifying IPO Event. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is paid.

[Reserved.]

Mandatory Prepayments. Notwithstanding the foregoing, if, prior to the Maturity Date, the Company experiences a “Liquidity Event” (as defined below), then upon the closing or occurrence of such event, as applicable, Company shall prepay all of the outstanding principal balance hereunder and all accrued and unpaid interest thereon in cash. A Liquidity Event means (i) all or substantially all the assets of the Company being sold, leased, licensed or otherwise conveyed in a single transaction or a series of transaction, (ii) the Company consummates a merger, consolidation, share exchange or similar transaction, (iv) any liquidation, dissolution, recapitalization or other significant corporate reorganization of the Company, (v) the occurrence of any “Change of Control” as defined under either the OWB Credit Agreement or the CNB Loan Agreement or (vi) the completion of any other similar transaction involving the Company, which has the same effect as any of the foregoing.

Application of Prepayments. Any prepayment of this Note shall be applied first to accrued interest and then to the principal amount of this Note.

Payment of Note. All payments and prepayments of principal of and interest on this Note shall be made to the Holder or its registered assigns, in lawful money of the United States of America by wire transfer of immediately available funds to a United States bank account designated in writing by the Holder (or at such other place as the holder hereof shall notify the Company in writing).

Conversion. On or after December 31, 2014, Holder may elect to convert all of the then outstanding principal amount (and all accrued and unpaid interest thereon) (the “Convertible Indebtedness”) into Preferred Conversion Shares, as follows:

All the Convertible Indebtedness evidenced under this Note shall be converted into Preferred Conversion Shares.

The Convertible Indebtedness to be converted pursuant to Section 4(a) shall be convertible into a number of Preferred Conversion Shares determined by dividing the Convertible Indebtedness by the Conversion Price.

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If the Convertible Indebtedness is converted into Preferred Conversion Shares, this Note shall be cancelled. The Company will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Preferred Conversion Shares on conversion of the Convertible Indebtedness evidenced by this Note.

Such conversion shall be deemed to have been made at the close of business on such day and, at such time, the rights of Holder with respect to the Convertible Indebtedness converted shall cease, and Holder shall be treated for all purposes as the record holder of the Preferred Conversion Shares as of such time.

For the avoidance of doubt, all accrued but unpaid interest through the business day immediately preceding the effective date of conversion of the Convertible Indebtedness pursuant this Section 4 shall be included for purposes of determining the number of Preferred Conversion Shares issuable upon conversion.

In connection with the conversion pursuant to this Section 4, no fractional Preferred Conversion Shares shall be issued, but in lieu thereof Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Conversion Price per Preferred Conversion Share within ten (10) business days of such date of conversion.

Event of Default; Consequences. For purposes of this Note, an event of default (“Event of Default”) shall be deemed to have occurred if (i) the Company fails to pay when due any amount (whether interest, principal or other amount) then payable under this Note, (ii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, (iii) an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent, (iv) any order for relief with respect to the Company is entered under the Federal Bankruptcy Code, (v) the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the Company or (vi) any Event of Default (as such term is defined under the CNB Loan Agreement or the OWB Credit Agreement (as applicable)) shall have occurred and resulted in all of the obligations under the CNB Loan Agreement or the OWB Credit Agreement (as applicable) becoming due prior to their scheduled maturity. Upon the occurrence of an Event of Default under clause (i) above, the Holder may, by notice of default and acceleration given to the Company, accelerate the Maturity Date and declare the entire outstanding amount of this Note immediately due and payable. Upon the occurrence of an Event of Default under clauses (ii) through (vi) above, immediately and automatically, the Maturity Date shall accelerate and the entire outstanding amount of this Note shall be due and payable. Upon the occurrence of any Event of Default (and without notice to the Company by the Holder), interest shall accrue on the entire unpaid principal balance (plus accrued and unpaid interest thereupon) at a rate of seventeen percent (17%) per annum (computed on the basis of a 365-day year and the actual number of days elapsed in any year), or (if less) the highest rate then permitted by applicable law (the “Default Interest Rate”). The Default Interest Rate shall continue to be the interest rate on this Note until all indebtedness evidenced by this Note (together with all accrued interest thereon and all other amounts due, payable and collectible with respect thereto) has been repaid in full to the Holder.

Expenses. The Holder shall be entitled to recover any and all sums and expenses, including costs, attorneys’ fees and other professional fees and collection and receiver’s expenses, advanced or incurred by the Holder in connection with the defense, enforcement or collection of this Note, and any refinancing, workout or restructuring of the indebtedness evidenced hereby. The Company shall reimburse the Holder for such sums and expenses from time to time upon demand.

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Waiver of Presentment. The Company hereby waives presentment for payment, demand, protest, and notice of demand, protest and nonpayment, and any other notice that might be required by law, and consents to any and all renewals or extensions that might be made by the Holder as to the time of payment of this Note from time to time.

Replacement and Cancellation.

Replacement of Lost Note. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (provided that, if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation, upon the surrender of such Note to the Company at its principal office, the Company shall (at its expense) execute and deliver, in lieu thereof, a new Note of the same class and representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated so that there will be no loss of interest on such Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note.

Cancellation. After all principal, accrued interest and all other amounts at any time owed on this Note have been paid in full, this Note shall be cancelled.

Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a business day, in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Amendments. The provisions of this Note may not be amended, supplemented, replaced or otherwise modified in any manner without the prior written consent of the Holder and the Company.

Usury Laws. It is the intention of the Company and the Holder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of voluntary prepayment by the Company or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the Holder hereof either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.

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Successors and Assigns. This Note may not be assigned or transferred by the Company without the prior written consent of the Holder. Any transfer or assignment in violation of this Section 13 shall be void.

Notes Register. The Company shall maintain a register (the “Notes Register”) at its principal office in which it shall provide for the registration of this Note and of transfers and exchanges thereof. The Company shall enter the name and address of each Holder of this Note and the outstanding principal amount of, and interest on, this Note. Entries in the Notes Register shall be conclusive, absent manifest error.

Notices. All notices and other communications to be delivered to the Company hereunder shall be in writing and shall be deemed duly given: (i) on the date established by the sender as having been delivered personally, (ii) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (iii) on the date sent by facsimile or PDF, with confirmation of transmission, if sent during normal business hours of the recipient (and if sent after normal business hours, then on the next business day), or (iv) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed to the Company as follows:

Freshpet, Inc.

400 Plaza Drive, FL 1

Secaucus, NJ 07094

* * * * * *

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this promissory note as of the date first written above.

FRESHPET, INC.

By:
Name:
Title:

Accepted and agreed as of the date first written above:

[ ]

By:	[ ]

By:
Name:
Title:

All notices and other communications shall be addressed to the Holder as follows:

Freshpet Convetible Promissory Note Signature Page